UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
March 9, 2023
F5, Inc.
(Exact name of registrant as specified in its charter)

Washington	000-26041	91-1714307

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

801 5th Avenue
Seattle	,	WA	98104
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code (206) 272-5555
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	FFIV	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On March 9, 2023, at the annual meeting of shareholders for fiscal year 2022 (the “Annual Meeting”), the shareholders of F5, Inc. (the “Company”) voted to approve (i) the F5, Inc. Incentive Plan, as amended and restated (the “Incentive Plan”), to increase the number of shares of common stock issuable under the Incentive Plan by an additional 4,500,000 shares and (ii) the F5, Inc. Employee Stock Purchase Plan, as amended and restated (the “ESPP”), to increase the number of shares of common stock issuable under the ESPP by an additional 2,000,000 shares.

The complete texts of the Incentive Plan and the ESPP are set forth in Exhibits 10.1 and 10.2, respectively, to this Form 8-K and are each incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s shareholders voted on: (1) the election of eleven directors to hold office until the annual meeting of shareholders for fiscal year 2023 and until their successors are elected and qualified; (2) the approval of the Incentive Plan to increase the number of shares of common stock issuable under the Incentive Plan by an additional 4,500,000 shares; (3) the approval of the ESPP to increase the number of shares of common stock issuable under the ESPP by an additional 2,000,000 shares; (4) the ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2023; (5) an advisory vote regarding approval of the compensation of the Company’s named executive officers; and (6) an advisory vote regarding the frequency of the advisory vote regarding approval of the compensation of the Company’s named executive officers.

A total of 55,071,565 shares of the Company’s common stock outstanding and entitled to vote were present at the meeting in person or by proxy at the Annual Meeting. The voting results were as follows:

Item 1: Election of eleven directors to hold office until the annual meeting of shareholders for fiscal year 2023:
Name of Director	For	Against	Abstain	Broker Non-Votes
Marianne N. Budnik	50,851,207	236,253	38,239	3,945,866
Elizabeth L. Buse	48,206,612	2,880,848	38,239	3,945,866
Michael L. Dreyer	47,212,736	3,871,011	41,952	3,945,866
Alan J. Higginson	47,597,232	3,486,483	41,984	3,945,866
Peter S. Klein	45,305,569	5,777,017	43,113	3,945,866
François Locoh-Donou	50,797,016	294,720	33,963	3,945,866
Nikhil Mehta	49,035,165	2,049,999	40,535	3,945,866
Michael F. Montoya	49,582,861	1,501,845	40,993	3,945,866
Marie E. Myers	43,056,340	8,029,070	40,289	3,945,866
James M. Phillips	49,486,158	1,596,524	43,017	3,945,866
Sripada Shivananda	49,578,162	1,504,313	43,224	3,945,866

Item 2: Approval of the Incentive Plan to increase the number of shares of common stock issuable under the Incentive Plan by an additional 4,500,000 shares:
For	Against	Abstain	Broker Non-Votes
35,794,039	15,283,545	48,115	3,945,866

Item 3: Approval of the ESPP to increase the number of shares of common stock issuable under the ESPP by an additional 2,000,000 shares:
For	Against	Abstain	Broker Non-Votes
50,523,070	571,584	31,045	3,945,866

Item 4: Ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2023:
For	Against	Abstain
53,163,051	1,878,257	30,257

Item 5: Advisory vote on the approval of the compensation of the Company’s named executive officers:
For	Against	Abstain	Broker Non-Votes
44,405,191	6,662,165	58,343	3,945,866

Item 6: Advisory vote on the frequency of the advisory vote on the approval of the compensation of the Company’s named executive officers:
One Year	Two Years	Three Years	Abstain
50,249,863	55,174	787,262	33,400

In light of the shareholder preference reflected in the voting results with respect to the frequency of the advisory vote on the approval of the compensation of the Company’s named executive officers, the Company has determined to continue to hold each year an advisory vote on the approval of the compensation of the Company’s named executive officers until at least the next advisory shareholder vote on the frequency of such vote

Item 9.01	Financial Statements and Exhibits
(d) Exhibits:

10.1	F5, Inc. Incentive Plan, as amended and restated
10.2	F5, Inc. Employee Stock Purchase Plan, as amended and restated
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F5, INC. (Registrant)
Date: March 10, 2023	By:	/s/ Scot F. Rogers
Scot F. Rogers
Executive Vice President and General Counsel